Exhibit 99.1
CAPITAL MARKETS PRESENTATION SEPTEMBER 4, 2024

PRESENTERS 2 Gordon Hardie President and CEO John Haudrich SVP and CFO

SAFE HARBOR COMMENTS 3 This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “Company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade disputes, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current Ukraine-Russia and Israel-Hamas conflicts and disruptions in supply of raw materials caused by transportation delays), (3) competitive pressures from other glass container producers and alternative forms of packaging or consolidation among competitors and customers, (4) changes in consumer preferences or customer inventory management practices, (5) the continuing consolidation of the Company’s customer base, (6) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it within the timeframe expected, (7) unanticipated supply chain and operational disruptions, including higher capital spending, (8) the Company’s ability to achieve expected benefits from margin expansion and profitability initiatives, such as its Fit to Win program, including expected impacts from production curtailments and furnace closures, (9) seasonality of customer demand, (10) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (11) labor shortages, labor cost increases or strikes, (12) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (13) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (14) any increases in the underfunded status of the Company’s pension plans, (15) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third-party service providers, (16) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (17) risks associated with operating in foreign countries, (18) foreign currency fluctuations relative to the U.S. dollar, (19) changes in tax laws or U.S. trade policies, (20) the Company’s ability to comply with various environmental legal requirements, (21) risks related to recycling and recycled content laws and regulations, (22) risks related to climate-change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders, and the other risk factors discussed in the Company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance, and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. Additionally, certain forward-looking and other statements in this presentation or other locations, such as the Company’s corporate website, regarding ESG matters are informed by various ESG standards and frameworks (which may include standards for the measurement of underlying data) and the interests of various stakeholders. Accordingly, such information may not be, and should not be interpreted as necessarily being “material” under the federal securities laws for SEC reporting purposes, even if the Company uses the word “material” or “materiality” in such discussions. ESG information is also often reliant on third-party information or methodologies that are subject to evolving expectations and best practices, and the Company’s approach to and discussion of these matters may continue to evolve as well. For example, the Company’s disclosures may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policies, or other factors, some of which may be beyond its control.

O-I AT A GLANCE 4 GLOBAL LEADER IN GLASS PACKAGING FOCUSED ON WINNING WITH CUSTOMERS, IMPROVING ECONOMIC PROFIT, AND INCREASING THE VALUE OF THE COMPANY Glass is the preferred choice for premium and health-oriented products ~23,000 employees across 68 plants in 19 countries #1 global leader in glass packaging customers across a broad product portfolio $1.22 $1.83 $2.30 $3.09 5.5x 4.4x 3.5x 2.9x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2020 2021 2022 2023 ADJUSTED EPS & FINANCIAL LEVERAGE FY 2023 36 BILLION glass containers manufactured in 2023 $7.1B NET SALES FIT TO WIN Economic profit mindset to improve competitiveness and boost results 6,000 Sustainability Leadership is driving customer demand BREAKTHROUGH INNOVATION MAGMA & ULTRA

O-I SERVES THE BRANDS YOU TRUST AND LOVE 5 LEADING CUSTOMER RELATIONSHIPS, DESIGN CAPABILITIES AND SERVICE LEVELS

PORTFOLIO OVERVIEW 6 O-I’s non-reportable segment includes operations in Asia as well as machine part sales and engineering services 1) 2023-2028 Euromonitor estimates for one way domestic + imported consumption. AMERICAS EU Net Sales ($B) $3.9 $3.1 $7.1 # Plants 32 34 68 # Countries 7 10 19 Long Term Contracts 75% 35% 55% Long Term CAGR1 -1% to +2% 0% to 1% 0% to 1% Beer 32% Wine 19% Food 17% NAB 16% Spirits 16% Category Mix PRIVILEGED FOOTPRINT WITH DEEP TECHNICAL AND MANUFACTURING CAPABILITIES 2023

COMPETITIVE GLASS OFFERING LEVERAGES MEGA TRENDS 7 Increased demand for premium beverages Health and wellness favors glass over plastics CPG innovation and diversification of product portfolios Glass is the most sustainable rigid packaging Favorable Neutral Unfavorable Glass Metal Plastics

VALUE CREATION ROADMAP 8 EARNINGS IMPROVEMENT AND VALUE CREATION OPPORTUNITY SUPPORTED MORE BY SELF HELP RATHER THAN SIGNIFICANT MARKET RECOVERY Horizon 1 (Thru 2025) FIT TO WIN Horizon 2 (2026-2027) BUILD VALUE MOMENTUM Horizon 3 (2028+) STRATEGIC OPTIONALITY CURRENT O-I EP CAPTURE FUTURE O-I EP CAPTURE -3% -2% -1% 0% 1% 2% 3% 4% 5% 6% 7% 8% -$200 -$100 $0 $100 $200 $300 $400 $500 2022 2023 1H24 LTM ES % EP ($M) EP ES % REVERSE TREND IN ECONOMIC PROFIT ECONOMIC PROFIT MINDSET CAPTURING MORE OF THE ECONOMIC PROFIT IN THE PACKAGING VALUE CHAIN Economic profit (EP) refers to net earnings (loss) attributable to the Company, excluding interest expense, net, and non-cash goodwill impairment charges, minus the product of the Company’s average invested capital and its weighted average cost of capital. Economic spread percentage (ES %) refers to economic profit divided by the Company’s average invested capital. Preliminary Targets¹ (2027) • Sustainable aEBITDA ≥ $1.45B • FCF ≥ 5% of Sales • ES % ≥ 2% above WACC

HORIZON 1: FIT TO WIN

FIT TO WIN WILL DRIVE A STEP CHANGE IN O-I'S COMPETITIVE POSITION

PILLARS	ACTIONS AND NEXT STEPS
ENHANCE COMPETITIVENESS • Decentralize business model to align accountability • End-to-end supply chain review / network optimization • Deliver economically profitable mix and growth	• 24% capacity temporarily curtailed QTD 3Q24 due to slow demand / reduce IDS • Announced closure of 4 furnaces as part of program to close 6+ furnaces • In 3Q24 earnings call: Detail furnace closure program & 2025 SG&A savings plan
DRIVE CAPITAL DISCIPLINE AND CASH GENERATION • Incorporate an economic profit (EP) model • Increased capital accountability	• Initiated analysis of EP performance across all countries, plants, customers, and SKUs • All discretionary capital halted at EP negative operations pending further review • In 2H24: Develop draft restructuring and CapEx plan based on EP analysis
CONSISTENT FINANCIAL PERFORMANCE • Economic profit will be a key financial KPI • Evaluate aligning incentives with economic profit	• Shared enterprise EP and ES % for 2022, 2023 and YTD 2024 (see previous page) • In 2H24: Integrate EP as an element into future incentive plan structure

PERFORMANCE = POTENTIAL MINUS INTERFERENCE
FIT TO WIN TO ADDRESS THE INTERFERENCE

9

MONETIZING MAGMA 10 GEN 2 MAGMA GREENFIELD (Bowling Green, KY) MAGMA CORE TECHNOLOGY WORKS RAMPING UP MAGMA GEN 2 GREENFIELD IN BOWLING GREEN • Finalizing cold commissioning activities • Began producing glass in August and ramping up production during 3Q ACCELERATING MAGMA TO ECONOMIC PROFIT • Gen 1 evaluating targeted legacy furnace replacement at end of life • Gen 2 proving the industrial model at scale • Gen 3 consideration as part of Horizon 3 priorities ► ► MAGMA CONTINUES TO ADVANCE WITH INCREASED FOCUS ON ACCELERATING ECONOMIC PROFIT ►

100% 2023 Unencumbered cash DISCIPLINED CAPITAL ALLOCATION 11 GET FIT TO WIN IMPROVE CAPITAL STRUCTURE RETURN VALUE TO SHAREHOLDERS FCF PROFILE (PRIOR TO ASBESTOS PAYMENTS) FOLLOWING FINAL AND FAIR RESOLUTION OF ASBESTOS-RELATED LEGACY LIABILITIES IN 2022, A SIGNIFICANT PORTION OF CASH FLOW IS NO LONGER ENCUMBERED AND IS INCREASINGLY ALLOCATED TO ENHANCING SHAREHOLDER VALUE 48% 52% 2013 - 2022 Asbestos-related payments Unencumbered cash More than $1.5B was spent on asbestos-related payments

CURRENT MARKET UPDATE 12 O-I IS NOT UPDATING GUIDANCE DEMAND REMAINS SLUGGISH BUT CONTINUE TO EXPECT MODEST SALES VOLUME GROWTH IN 3Q24 GIVEN EASIER PY COMPS REFINING EXPECTED MULTI-YEAR COMPETITIVENESS PROGRAM, MORE DETAILS ON 3Q24 EARNINGS CALL EXPECT PERFORMANCE WILL REBOUND AS O-I IMPLEMENTS THE FIT TO WIN PROGRAM AND DRIVES EP GROWTH

O-I IS THE GLOBAL LEADER IN GLASS PACKAGING, SERVING THE STABLE AND GROWING FOOD AND BEVERAGE INDUSTRY STRONG CUSTOMER RELATIONSHIPS REFLECT O-I’S SERVICE LEVEL CAPABILITIES, PRIVILEGED FOOTPRINT AND MANUFACTURING KNOW HOW LONG-TERM MEGA TRENDS FAVOR GLASS, WHICH IS WELL POSITIONED TO WIN IN THE NEW GREEN ECONOMY FIT TO WIN WILL MAKE O-I MORE COMPETITIVE, IMPROVE PERFORMANCE AND ENABLE ECONOMIC PROFITABLE GROWTH AS MARKETS RECOVER CONCLUSION 13 1 2 3 4 5 TAKING RAPID ACTION TO STAGE O-I FOR SUCCESS IN 2025 AND BEYOND KEY CATALYSTS • Execute Fit to Win Program • Drive Capital Discipline • Deliver Profitable Growth

APPENDIX

HISTORIC FINANCIAL PERFORMANCE 15 $1.22 $1.83 $2.30 $3.09 2020 2021 2022 2023 aEPS $6,091 $6,357 $6,856 $7,105 2020 2021 2022 2023 SALES ($B) $146 $282 $236 $130 $311 $398 $539 $688 $- $100 $200 $300 $400 $500 $600 $700 $800 2020 2021 2022 2023 FCF AND CAPEX ($M) ~ 50% Strategic CapEx 5.5 4.4 3.5 2.9 2.5 2020 2021 2022 2023 LT Target FINANCIAL LEVERAGE

OUR SUSTAINABILITY GOALS Increase recycled content to 50% average by 2030. O-I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography. 50% TARGET Reduce the amount of natural resources used, reduce the generation of waste by reuse and recycling as we drive towards a “Zero Waste” organization. ZERO WASTE We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas. 25% WATER REDUCTION Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable electricity use by 2030 and to reduce total energy consumption by 9%. 40% RENEWABLE As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030. ZERO INJURIES We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders with an aim to make glass recycling available in 100% of our locations. SOCIAL IMPACT Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025). 25% GHG REDUCTION At O-I, we are better when we reflect the diverse world we serve, feel welcome, and have equal access to opportunities. We are focused on increasing all aspects of diversity, equity and inclusion across our team. DIVERSITY, EQUITY & INCLUSION Reinvent and reimagine glass-making so the circularity of glass meets the potential of our MAGMA melting technology, low-carbon alternative fuels, and light-weighted glass packaging. R&D TRANSFORMATION Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals. SUPPLY CHAIN SUSTAINABILITY 16

NON-GAAP FINANCIAL MEASURES 17 The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, total financial leverage, net debt leverage, EBITDA, adjusted EBITDA, economic profit and economic spread percentage, provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings (loss) attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Total financial leverage refers to the sum of total debt less cash, plus unfunded pension liability, plus the asbestos liability or Paddock liability divided by Adjusted EBITDA. Net debt leverage refers to total debt less cash divided by Adjusted EBITDA. Economic Profit refers to net earnings (loss) attributable to the Company, excluding interest expense, net, and non-cash goodwill impairment charges, minus the product of the Company’s average invested capital and its weighted average cost of capital. Economic Spread percentage refers to Economic Profit divided by the Company’s average invested capital. Management uses adjusted earnings, adjusted earnings per share, EBITDA, Adjusted EBITDA, total financial leverage, net debt leverage, economic profit and economic spread percentage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors.

RECONCILIATION TO ADJUSTED EARNINGS 18 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for periods beyond the year ended December 31, 2023 to its most directly comparable GAAP financial measure, Net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to net earnings (loss) attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

RECONCILIATION FOR SEGMENT OPERATING PROFIT 19

RECONCILIATION TO NET DEBT AND FINANCIAL LEVERAGE RATIOS 20

RECONCILIATION TO ADJUSTED EBITDA 21 For the year ending December 31, 2024, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, net earnings (loss), because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

RECONCILIATION TO ECONOMIC PROFIT AND ECONOMIC SPREAD PERCENTAGE 22

FREE CASH FLOW PROFILE (PRIOR TO ASBESTOS PAYMENTS) RECONCILIATION 23

ADDITIONAL RECONCILIATION 24 RECONCILIATION TO FREE CASH FLOW RECONCILIATION TO FINANCIAL AND NET DEBT LEVERAGE RATIOS For the periods ending after December 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, total financial leverage ratio and net debt leverage ratio, which are defined as the sum of total debt less cash, unfunded pension liability and asbestos/Paddock liability divided by Adjusted EBITDA and total debt less cash divided by Adjusted EBITDA, respectively, to its most directly comparable U.S. GAAP financial measure, Net earnings (loss), because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.